Old Line Bancshares

Announces the Acquisition of

Bay Bancorp

Investor Presentation

September 27, 2017



Caution Regarding Forward Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Old Line Bancshares, Inc.'s ("Old Line" or "OLBK") and Bay Bancorp, Inc.'s ("Bay Bancorp" or "BYBK") expectations or predictions of future financial or business performance or conditions. These forward-looking statements are based on the current beliefs and expectations of the management of OLBK or BYBK and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond their control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions. Forward-looking statements in this presentation may include, but are not limited to, statements about projected impacts of and financial results generated by the transaction. Forward-looking statements speak only as of the date they are made and OLBK and BYBK assume no duty to update forward-looking statements, except as required by law.

In addition to factors previously disclosed in OLBK's and BYBK's reports filed with the SEC and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to obtain regulatory and stockholder approvals and meet other closing conditions to the transaction; delays in closing the transaction; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; disruption in Bay Bancorp's business as a result of the announcement and pendency of the merger; customer and employee relationships and business operations of Bay Bancorp may be disrupted by the merger; and the inability to recognize cost savings or revenues or to implement integration plans associated with the transaction. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, may not reflect actual results and may not be relied upon.

Additional Information

Investors are urged to review carefully and consider all public filings by OLBK and BYBK with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. The documents filed by OLBK with the SEC may also be obtained free of charge at OLBK's website at www.oldlinebank.com or by requesting them in writing to Old Line Bancshares, Inc., 1525 Pointer Ridge Place, Bowie, MD 20716, Attention: Investor Relations. The documents filed by BYBK with the SEC may also be obtained free of charge at BYBK's website at www.baybankmd.com or by requesting them in writing to Bay Bancorp, Inc., 7151 Columbia Gateway Drive, Suite A, Columbia, Maryland 21046, Attention: Investor Relations.

In connection with the proposed transaction, OLBK intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of OLBK and BYBK and a prospectus of OLBK. A definitive joint proxy statement/prospectus will be sent to the stockholders of each company seeking the required stockholder approvals. This investor presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of OLBK and BYBK are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

OLBK, BYBK, and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from OLBK and BYBK stockholders in connection with the proposed transaction. Information about the directors and officers of OLBK and their ownership of OLBK common stock is set forth in the definitive proxy statement for OLBK's 2017 annual meeting of stockholders, as previously filed with the SEC on May 8, 2017. Information about the directors and officers of BYBK and their ownership of BYBK common stock is set forth in the definitive proxy statement for BYBK's 2017 annual meeting of stockholders, as previously filed with the SEC on April 12, 2017. Investors may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described above.

Transaction Terms

Transaction	OLBK acquires 100% of BYBK's outstanding common stock in a negotiated transaction
Consideration	100% of the consideration paid in OLBK common stock
Purchase Price	$11.80 per share of BYBK common stock; Subject to collar and potential increase associated with contingent consideration as outlined in the merger agreement
Aggregate Consideration	$128 million at announcement
Collar & Exchange Ratio	Floating exchange ratio between a price of $25.65 and $29.16 for OLBK common stock using a 20-day volume weighted average price prior to closing[1]
Announcement Metrics	Price to 6/30/2017 tangible equity of 191.9% Price to 6/30/2017 LTM earnings per share of 38.7x Premium to core deposits of 12.6%
Board Seats	Three mutually agreed upon BYBK board members
Approvals & Close	Will seek approvals from the Federal Reserve, FDIC and MD Commission of Financial Regulation, along with stockholder approval. Expected close 1H18

(1) See appendix for additional detail
Source: SNL Financial

Company Overviews

Old Line Bancshares

Headquarters:	1525 Pointer Ridge Place Bowie, MD 20716
Executive Management:	Jim W. Cornelsen – *President & CEO*
Assets[1] ($000):	2,118,861
Market Cap[1][2] ($M):	353.2
Tangible Book Value[1] ($):	13.63
LTM ROAA (%):	0.93
LTM ROAE (%):	9.85
LTM Efficiency Ratio (%):	56.25
LTM Net Interest Margin (%):	3.68
NPAs / Assets (%):	0.43
NCOs / Loans (%):	0.10
Reserves / Loans (%):	0.41

Bay Bancorp

Headquarters:	7151 Columbia Gateway Drive, Suite A Columbia, MD 21046
Executive Management:	Joe J. Thomas - *President & CEO*
Assets ($000):	645,940
Market Cap[2] ($M):	84.6
Tangible Book Value ($):	6.22
LTM ROAA (%):	0.57
LTM ROAE (%):	5.34
LTM Efficiency Ratio (%):	70.13
LTM Net Interest Margin (%):	4.06
NPAs / Assets (%):	2.17
NCOs / Loans (%):	0.08
Reserves / Loans (%):	0.70

(1) Includes completed acquisition of DCB Bancshares, Inc.
(2) Market Cap as of September 26, 2017
Source: SNL Financial

Transaction Rationale

Strategic Rationale

- Creates a $2.8 billion Mid-Atlantic bank enhancing its franchise along the Baltimore-Washington corridor
- Improving financial performance driven by a diversified, high yielding loan portfolio with an attractive core deposit funding base
- BYBK fee income creates a new, additional source of non-interest income for OLBK
- Expansion into growth markets, with Baltimore being the #21 MSA by population in the United States

Financially Attractive

- Immediately accretive to earnings per share
- Tangible book value dilution earn back of less than two years
- Significant cost savings are achievable in the acquisition via branch closures and operating synergies
- Pricing multiples in line with other recent transactions for banks similar in size and geography
- Pro forma company remains within regulatory guidelines on capital; transaction also reduces commercial real estate loan concentration

Well-Positioned Pro Forma Franchise

- BYBK has done significant asset quality resolution internally, with NPAs/Assets declining and credit marks on acquired loans, which are all well reserved
- Opportunity to grow market share in Baltimore while taking a competitor out of the market
- Pro forma assets nearing $3.0B and market cap of over $400M should lead to certain benefits of scale, including more favorable pricing metrics

Note: Financial impact analysis based on OLBK 9/26/2017 closing price of $28.37
Source: SNL Financial

Transaction Assumptions

Estimated Cost Savings

- $9.6 million pre-tax savings
- 45% of estimated noninterest expense in the first full combined year
- Anticipates a minimum of 3 locations closed

Transaction Expenses

- $9.0 million in pre-tax expenses
- 7.0% of transaction value

Loan Mark

- $4.0 million pretax mark
- 0.8% of BYBK's total loans
- Loan mark is in addition to $4.1M internal mark already on BYBK's books

OREO Mark

- $229,000 pretax mark
- 20% of BYBK's total OREO

Core Deposit Intangible

- $4.8 million amortized straight-line over 10 years
- 1.0% of BYBK's core deposits

Transaction Impacts

Key Financial Impacts[1]	OLBK
2018 EPS Accretion	Approx. 7-9%
2019 EPS Accretion	Approx. 7-9%
Tangible Book Value Accretion/(Dilution)	< (3.0%)
Tangible Book Payback Period	< 2 Years

Capital Impact		
6/30/17 OLBK Capital Ratios	**Standalone[2]**	**Pro Forma**
TCE / TA	8.1%	8.3%
Leverage Ratio	8.2%	8.3%
CET1 Ratio	9.1%	9.3%
Tier 1 Ratio	9.3%	9.5%
RBC Ratio	11.5%	11.2%

- Transaction is immediately accretive to earnings and minimally dilutive to book value
- Internal rate of return greater than 20% for OLBK
- Pro forma company remains above well-capitalized minimums at close
- OLBK will benefit from significant cost savings, a larger balance sheet and increased earnings
- Nearly $3.0 billion in assets combined company is well-positioned to be opportunistic on a variety of strategic options going forward

(1) Earnings and balance sheet projections for the combined company based upon management discussions, research analyst consensus estimates, advisor models, and historical performance based assumptions; analysis based on 9/26/2017 closing price of $28.37
(2) Standalone capital ratios include the estimated results of OLBK's completed acquisition of DCB Bancshares, Inc.
Source: SNL Financial; FIG Partners

Low Risk Transaction

- **Experience successfully executing and integrating M&A transactions**
  - OLBK management in place has experience successfully executing two M&A transactions in the last three years
  - Increases the probability of a smooth integration process for employees and customers
- **Extensive credit review**
  - Reviewed loans in all product lines, with particular focus on commercial real estate
  - Analyzed purchased loans with credit marks, and approximately 50% of classified loans and 50% of loans with balances over $1.0 million
  - Estimated credit mark of approximately $4.0 million pre-tax, along with BYBK's internal marks on its acquired loans
- **Comprehensive operational due diligence performed**
  - Detailed review of business plans, budgets, credit processes, among other aspects of the businesses
  - In depth evaluation of personnel at both companies to build the most efficient team for the combined company
- **Pro forma capital ratios will be within regulatory well-capitalized guidelines**
- **Price protection in place in the form of a pricing collar**

Building Upon a Proven Track Record

Pro forma institution nearing $3.0 billion in assets, continuing trend of stockholder value creation


OLBK Balance Sheet Growth
($M)
3,000
2,500
2,000
1,500
1,000
500
1,167
849
974
1,228
931
1,016
1,510
1,155
1,236
1,709
1,370
1,326
2,815
2,178
2,195
2013
2014
2015
2016
2017Q2 PF*
Total Assets
Total Net Loans
Total Deposits


OLBK(1) Value Creation
Tangible Book Value Per Share ($)
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$11.71
$12.51
$13.31
$13.81
$14.70
$0.86
$0.65
$0.97
$1.20
$1.42
2013
2014
2015
2016
2017Q2
Tangible Book Value Per Share
Earnings Per Share

- Total assets CAGR of 21% since 2013
- Continuing history of value creation
- Low risk transaction due to management discipline and experience, & extensive due diligence

Proven Ability To Successfully Execute M&A Transactions

Completed	Target	Assets
7/28/2017	DCB Bancshares, Inc.	$310,955
12/4/2015	Regal Bancorp, Inc.	$135,673

(*) Estimated to include Old Line's completed acquisition of DCB Bancshares, Inc. and the subject acquisition of Bay Bancorp, Inc.
(1) OLBK reported numbers shown – does not include DCB Bancshares acquisition complete 7/28/2017 or subject acquisition of Bay Bancorp, Inc.
Source: SNL Financial

Expanding a Well Established Franchise

Bolstering a strong Baltimore-Washington area footprint as the new #3 community bank[1] by deposit market share in the Baltimore MSA

Deposit Market Share – Baltimore MSA

Baltimore-Columbia-Towson, MD MSA

2016 Rank	Institution (ST)	Jun-16 Number of Branches	Jun-16 Total Deposits In Market ($000)	Jun-16 Total Market Share (%)
1	Bank of America Corp. (NC)	81	19,011,344	27.08
2	M&T Bank Corp. (NY)	98	15,501,085	22.08
3	PNC Financial Services Group (PA)	94	7,373,320	10.50
4	Wells Fargo & Co. (CA)	58	7,012,466	9.99
5	BB&T Corp. (NC)	78	5,632,266	8.02
6	SunTrust Banks Inc. (GA)	38	2,352,151	3.35
7	F.N.B. Corp. (PA)	28	1,186,861	1.69
8	Capital One Financial Corp. (VA)	17	1,177,341	1.68
9	Fulton Financial Corp. (PA)	15	895,561	1.28
10	Sandy Spring Bancorp Inc. (MD)	11	783,887	1.12
11	First Mariner Bank (MD)	14	770,008	1.10
	Pro Forma Entity	**19**	**740,694**	**1.05**
12	Howard Bancorp Inc. (MD)	11	719,592	1.02
13	Rosedale FS&LA (MD)	9	614,208	0.87
14	**Bay Bancorp Inc. (MD)**	**13**	**551,080**	**0.78**
15	Severn Bancorp Inc. (MD)	5	546,005	0.78
16	Capital Funding Bancorp Inc. (MD)	3	535,208	0.76
17	Shore Bancshares Inc. (MD)	8	455,420	0.65
18	Hamilton Bancorp Inc (MD)	7	433,779	0.62
19	Arundel FSB (MD)	7	392,225	0.56
20	Queenstown Bancorp of MD Inc. (MD)	6	351,701	0.50
30	**Old Line Bancshares Inc (MD)**	**6**	**189,614**	**0.27**
	Total For Institutions In Market	**705**	**70,210,912**	**100.00**

Pro Forma Highlights[2] ($000)

Total Assets:	$2,815
Total Loans:	$2,178
Total Deposits:	$2,195
Tangible Common Equity:	$226
Branches[3]:	39

Prominent Footprint in MD's Best Markets


BYBK Locations
OLBK Locations

(1) Community Bank defined as banks with total assets < $10.0B
(2) Based on 6/30/2017 figures at announcement, with estimated results of DCB Bancshares acquisition for OLBK. Includes purchase accounting adjustments
(3) Does not consider any potential branch closures that may occur
Source: SNL Financial

Strengthening an Attractive Footprint


Hagerstown
Taneytown
Manchester
Dublin
Newark
Elkton
Pennsville
Thurmont
Middleburg
Jarrettsville
Bel Air
Salem
Falling Waters
Fairplay
Johnsville
Aberdeen
Walkersville
Reisterstown
Edgewood
Martinsburg
Franklinville
Middletown
Rohrersville
Frederick
Woodville
Freedom
Earlville
Inwood
Randallstown
Parkville
Lisbon
Middleway
Brunswick
Middle River
Massey
Smyrna
Gainesboro
Worton
Ellicott City
Dundalk
Kabletown
Columbia
Chestertown
Winchester
Germantown
Olney
Dover
Gaithersburg
Fairland
Rock Hall
Church Hill
Leesburg
Laurel
Airmont
South Laurel
Severna Park
Greenway Court
Sterling
Potomac
Centreville
Riverview
Shenandoah Farms
Atoka
Greensboro
Reston
McLean
Grasonville
Front Royal
Selby-on-the-Bay
Milford
Washington
Chantilly
Oakton
Cordova
Denton
Marshall
Fairfax
Glassmanor
Shady Side
Wakefield Manor
Alexandria
Burke
Easton
American Corner
Manassas
West Springfield
Friendly
Rosaryville
Deale Beach
Bridgeville
Washington
Warrenton
Brandywine
Chesapeake Beach
Woodbridge
Trappe Landing
Dale City
Jeffersonton
Hurlock
Seaford
Midland
Dumfries
Revercombs Corner
Cambridge
Laurel
Hughesville
Culpeper
Aquia
Calvert Beach
Delmar
Mechanicsville
Hartwood
Cokeland
Madison
Raccoon Ford
Riverside
Chaptico
Crossroads
Salisbury
Leeland
Hollywood
Fredericksburg
King George
Colonial Beach
Lexington Park
Orange
Mine Run
Spotsylvania
Valley Lee
BYBK Locations
OLBK Locations

Source: SNL Financial

Growing With Baltimore

Market Snapshot

- A leading U.S. metro area for the start-up and growth of new businesses
- Home to 13 colleges and universities, including the University of Maryland system
- Thriving port city, with easy access by highway, air and rail
- Over 60 federal agencies and research labs in the area, bringing jobs and federal spending
- #21 most populated MSA in the United States
- Attractive demographic profile

Economic Indicators



8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.1%
3.6%
3.8%
5.6%
4.1%
7.3%
4.4%
4.3%
4.6%
Proj. Population Growth (2017-2022)
Proj. HHI Growth (2017-2022)
Unemployment Rate
Baltimore MSA
MD
USA

Key Economic Drivers



Healthcare

- 190,000 regional employees
- Over $3B in recent investment to healthcare infrastructure
- Anchor for growth in IT, cyber, biosciences and finance



Cyber Security

- Home to over 70,000 cybersecurity jobs
- Rapidly growing industry – government expects to spend >$40.0B on non-military IT
- Talent pipeline from local universities



Manufacturing

- 1,640 facilities employing > 50,000 people
- #3 tax environment for manufacturing in the U.S.
- >40% of Baltimore manufacturing jobs are considered at least moderately high-tech

Source: SNL Financial, Economic Alliance of Greater Baltimore

Attractive Pro Forma Loan Portfolio

Old Line Bank



Consr & Other 5.7%
C&D 8.9%
Multifam 2.4%
C&I 11.3%
1-4 Fam 13.6%
HELOC 2.4%
Other CRE 36.7%
OwnOcc CRE 19.0%

Loan Type	Composition ($000)	% of Total
Constr & Dev	149,788	8.9%
1-4 Family Residential	227,976	13.6%
Home Equity	40,445	2.4%
Owner - Occ CRE	320,208	19.0%
Other CRE	616,285	36.7%
Multifamily	40,402	2.4%
Commercial & Industrial	189,531	11.3%
Consr & Other	96,624	5.7%
Total Loans	$1,681,259	100.0%

MRQ Yield on Loans: **4.43%**

Bay Bank, FSB



Consr & Other 0.4%
Multifam 3.6%
C&I 12.9%
C&D 5.7%
1-4 Fam 30.7%
Other CRE 25.0%
OwnOcc CRE 15.1%
HELOC 6.7%

Loan Type	Composition ($000)	% of Total
Constr & Dev	28,980	5.7%
1-4 Family Residential	157,514	30.7%
Home Equity	34,341	6.7%
Owner - Occ CRE	77,220	15.1%
Other CRE	128,308	25.0%
Multifamily	18,336	3.6%
Commercial & Industrial	65,873	12.9%
Consr & Other	1,917	0.4%
Total Loans	$512,489	100.0%

MRQ Yield on Loans: **5.17%**

Pro Forma



Consr & Other 4.5%
Multifam 2.7%
C&I 11.6%
C&D 8.1%
1-4 Fam 17.6%
HELOC 3.4%
Other CRE 33.9%
OwnOcc CRE 18.1%

Loan Type	Composition ($000)	% of Total
Constr & Dev	178,768	8.1%
1-4 Family Residential	385,490	17.6%
Home Equity	74,786	3.4%
Owner - Occ CRE	397,428	18.1%
Other CRE	744,593	33.9%
Multifamily	58,738	2.7%
Commercial & Industrial	255,404	11.6%
Consr & Other	98,541	4.5%
Total Loans	$2,193,748	100.0%

MRQ Yield on Loans: **4.60%**

Note: Regulatory data shown, does not include purchase accounting adjustments
Note: Old Line Bank data includes its pending acquisition of DCB Bancshares, Inc.
Source: SNL Financial – Data as of June 30, 2017

Enhancing Deposit Mix with Low-Cost Core Deposits

Old Line Bank



Time Deposits > $100k 23.7%
Non Int. Bearing 27.0%
Time Deposits < $100k 10.5%
MMDA & Sav 36.1%
NOW Accts 2.7%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	448,994	27.0%
NOW & Other Trans	45,659	2.7%
MMDA & Sav	601,083	36.1%
Time Deposits < $100k	173,872	10.5%
Time Deposits > $100k	393,508	23.7%
Total Deposits	$1,663,116	100.0%

MRQ Cost of Deposits: 0.47%
Loans / Deposits: 101.09%

Bay Bank, FSB



Time Deposits > $100k 9.6%
Time Deposits < $100k 11.9%
Non Int. Bearing 22.4%
NOW Accts 3.9%
MMDA & Sav 52.2%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	120,532	22.4%
NOW & Other Trans	20,852	3.9%
MMDA & Sav	280,449	52.2%
Time Deposits < $100k	63,670	11.9%
Time Deposits > $100k	51,431	9.6%
Total Deposits	$536,934	100.0%

MRQ Cost of Deposits: 0.33%
Loans / Deposits: 95.45%

Pro Forma



Time Deposits > $100k 20.2%
Non Int. Bearing 25.9%
NOW Accts 3.0%
Time Deposits < $100k 10.8%
MMDA & Sav 40.1%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	569,526	25.9%
NOW & Other Trans	66,511	3.0%
MMDA & Sav	881,532	40.1%
Time Deposits < $100k	237,542	10.8%
Time Deposits > $100k	444,939	20.2%
Total Deposits	$2,200,050	100.0%

MRQ Cost of Deposits: 0.44%
Loans / Deposits: 99.71%

Note: Regulatory data shown, does not include purchase accounting adjustments
Note: Old Line Bank data includes its pending acquisition of DCB Bancshares, Inc.
Source: SNL Financial – Data as of June 30, 2017

Summary

Old Line Bancshares, Inc.'s acquisition of Bay Bancorp, Inc. strengthens a well-established footprint while aiming to continue growing stockholder value

- ✓ Pro forma company nearing $3.0 billion in assets
- ✓ Stockholders should benefit from increased size via efficiencies of scale
- ✓ Low risk transaction
- ✓ Strategic expansion of footprint in the high-growth Baltimore market
- ✓ Attractive pro forma loan and deposit portfolio; transaction also helps manage CRE loan concentration
- ✓ Diversification of revenue stream through additional source of non-interest income

Appendix

Price Protection Collar

Old Line Bancshares, Inc. Acquisition of Bay Bancorp Inc. *Collar Structure*						
Structure	OLBK Average Price ($)		The Exchange Ratio	OLBK Shares Issued	Merger Consideration ($000)	Per Share Purchase Price ($)
	31.05		0.4047	4,337,529	135,993	12.57
	30.78		0.4047	4,337,529	134,803	12.46
	30.51		0.4047	4,337,529	133,612	12.35
	30.24		0.4047	4,337,529	132,422	12.24
	29.97		0.4047	4,337,529	131,231	12.13
	29.70		0.4047	4,337,529	130,041	12.02
	29.43		0.4047	4,337,529	128,851	11.91
Ceiling	**29.16**		**0.4047**	**4,337,529**	**127,649**	11.80
	28.89		0.4084	4,377,185	127,649	11.80
	28.62		0.4123	4,418,985	127,649	11.80
	28.35		0.4162	4,460,785	127,649	11.80
	28.08		0.4202	4,503,656	127,649	11.80
	27.81		0.4243	4,547,600	127,649	11.80
	27.54		0.4285	4,592,615	127,649	11.80
	27.27		0.4327	4,637,630	127,649	11.80
	27.00		**0.4370**	**4,683,717**	**127,649**	11.80
	26.73		0.4415	4,731,947	127,649	11.80
	26.46		0.4460	4,780,178	127,649	11.80
	26.19		0.4506	4,829,480	127,649	11.80
	25.92		0.4552	4,878,783	127,649	11.80
Floor	**25.65**		**0.4600**	**4,930,228**	**127,649**	11.80
	25.38		0.4600	4,930,228	126,285	11.67
	25.11		0.4600	4,930,228	124,932	11.55
	24.84		0.4600	4,930,228	123,578	11.43
	24.57		0.4600	4,930,228	122,225	11.30
1st Trigger	24.30	(1)	0.4600	4,930,228	120,872	11.18
	24.03		0.4600	4,930,228	119,519	11.05
	23.76		0.4600	4,930,228	118,166	10.93
	23.49		0.4600	4,930,228	116,813	10.81
	23.22		0.4600	4,930,228	115,460	10.68
2nd Trigger *(Illustrative)*	22.95	(2)	0.4600	4,930,228	114,107	10.56

Mechanics

- Fixed Price between $29.16 ceiling and $25.65 floor
- Fixed exchange ratio above $29.16 ceiling and below $25.65 floor
- 1st Trigger for BYBK walk right at $24.30
- 2nd Trigger for walk right at 15% difference between index performance and OLBK performance, if OLBK 20 day VWAP is down at least 10.01%
- If 2nd trigger is activated, OLBK has the option to "fill the bucket" – BYBK can terminate if OLBK does not
- OLBK average price is defined as the 20 day volume weighted average price as of two days before closing of the transaction

(1) 1st trigger for walk right - Old Line average price declines below $24.30

(2) 2nd trigger is illustrative – actual trigger price is determined by a 15% difference in performance between OLBK & the NASDAQ Bank Index, on the condition that OLBK's stock price crosses below the 1st trigger for the walk right

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